Exhibit 10.2

Execution Version
REGISTRATION RIGHTS AGREEMENT
THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of May 9, 2022, by and among Exicure, Inc., a Delaware corporation (the “Company”), and each purchasers identified on Schedule 1 hereto (each, including its successors and assigns, a “Purchaser” and together, the “Purchasers”), and shall become effective as of the Closing (as defined in the Purchase Agreement, defined below).
RECITALS
A.    In connection with the Securities Purchase Agreement, by and among the Company and the Purchasers, dated as of May 9, 2022 (the “Purchase Agreement”), the Company has agreed, upon the terms and conditions stated in the Purchase Agreement, to issue and sell to the Purchasers on the Closing Date shares of Common Stock (the “Shares”); and

B.     To induce the Purchasers to execute and deliver the Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act, and applicable state securities laws.
AGREEMENT
NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:
ARTICLE I
DEFINITIONS
Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:
“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, “control,” when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.
“Board” means the Board of Directors of the Company.
“Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the state of New York generally are authorized or required by law or other government actions to close.
“Closing Date” means the date of the closing of the acquisition and issuance of the Shares pursuant to the Purchase Agreement.
“Commission” means the Securities and Exchange Commission.
“Effectiveness Deadline” means the later of (i) the ninetieth (90th) day following the Closing Date if the Commission notifies the Company that it will “review” the Registration Statement and (ii) the tenth (10th) day after the date the Company is notified (orally or in
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writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review.
“Effectiveness Period” shall have the meaning set forth in Article II.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Filing Date” means the sixtieth (60th) day following the Closing Date; provided, however, that if the Filing Date falls on a day that is not a Business Day, then the Filing Date shall be extended to the next Business Day.
“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.
“Indemnified Party” shall have the meaning set forth in Section 6.3(a).
“Indemnifying Party” shall have the meaning set forth in Section 6.3(a).
“Losses” shall have the meaning set forth in Section 6.1.
“Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.
“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.
“Prospectus” means any prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to any such Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.
“Registrable Securities” means the Shares issued to the Purchasers; provided, however, that the applicable Holder has completed and delivered to the Company a Selling Stockholder Questionnaire; and provided further that such securities shall no longer be deemed Registrable Securities if (i) such securities have been sold pursuant to a Registration Statement or (ii) such securities have been sold in compliance with Rule 144.
“Registration Statement” means the registration statements and any additional registration statements contemplated by Article II, including (in each case) the related Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement.
“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
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“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
“Securities Act” means the Securities Act of 1933, as amended.
“Selling Stockholder Questionnaire” means a questionnaire in the form attached as Annex B hereto, or such other form of questionnaire as may reasonably be requested by the Company from time to time.
“Trading Day” means a day on which the Company’s common stock is traded on any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the New York Stock Exchange, the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the OTCQB or OTCQX (or any successors to any of the foregoing).
“Transaction Documents” means this Agreement, the Purchase Agreement, and the annexes and exhibits attached hereto and thereto.
ARTICLE II
REGISTRATION
2.1Registration Obligations; Filing Date Registration. The Company shall use reasonable best efforts to prepare and file with the Commission on or prior to the Filing Date a Registration Statement covering the resale of the Registrable Securities as would permit the sale and distribution of all the Registrable Securities from time to time pursuant to Rule 415 in the manner reasonably requested by the Holder. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance with the Securities Act and the rules promulgated thereunder and the Company shall undertake to register the Registrable Securities on Form S-3 as soon as practicable following the availability of such form, provided that the Company shall use reasonable best efforts to maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission). The Registration Statement shall contain the “Plan of Distribution” section in substantially the form attached hereto as Annex A. The Company shall use reasonable best efforts to cause the Registration Statement filed by it to be declared effective under the Securities Act as promptly as practicable after the filing thereof but in any event on or prior to the Effectiveness Deadline, and, subject to Section 4.1(m) hereof, to keep such Registration Statement continuously effective under the Securities Act until the earlier of (i) such date as all Registrable Securities covered by such Registration Statement have ceased to be Registrable Securities or (ii) the date that is two (2) years following the Closing Date (the “Effectiveness Period”). By 4:00 p.m. (New York City time) on the Business Day following the Effectiveness Deadline, the Company shall file with the Commission in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such Registration Statement.
2.2Effect of Failure to File Registration Statement. If (i) a Registration Statement covering all of the Registrable Securities required to be covered thereby and required to be filed by the Company pursuant to this Agreement is not filed with the Commission within 90 days following the Closing Date (a “Filing Failure”), then, in satisfaction of the damages to any holder of Registrable Securities by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each such holder of Registrable
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Securities relating to such Registration Statement an amount in cash equal to one half of one percent (0.5%) of the aggregate Share Purchase Price (as such term is defined in the Purchase Agreement) of such Holder’s Registrable Securities included in such Registration Statement on the day of a Filing Failure and on every thirtieth day (pro rated for shorter periods) thereafter until such Filing Failure is cured. The payments to which a Holder shall be entitled pursuant to this Section 2.2 are referred to herein as “Registration Delay Payments.” Registration Delay Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Registration Delay Payments are incurred and (ii) the tenth (10th) Business Day after the event or failure giving rise to the Registration Delay Payments is cured. In the event the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear simple interest at the rate of one percent (1.0%) of such unpaid Registration Delay Payment per annum (pro rated for shorter periods) until paid in full. Notwithstanding anything to the contrary herein or in the Purchase Agreement, in no event shall the aggregate amount of Registration Delay Payments exceed, in the aggregate, four percent (4%) of the aggregate Share Purchase Price of the Shares.
2.3Right to Request Registration. Subject to the provisions hereof, at any time the Registration Statement covering all Registrable Securities is not effective, other than as permitted in accordance with Section 4.1(m) hereof, and until the expiration of the Effectiveness Period, a Holder may at any time request registration under the Securities Act for resale of all, but not less than all, of the Registrable Securities then-held by the applicable Holder(s) (a “Demand Registration” and each Holder who properly initiates such request shall be referred to individually as an “Initiating Holder” and collectively as the “Initiating Holders”). Subject to Section 2.7 and Section 4.1(m) below, the Company shall (i) file a Registration Statement registering for resale such number of Registrable Securities as requested to be so registered pursuant to this Section 2.3 (a “Demand Registration Statement”) within forty-five (45) days after the Initiating Holders’ request therefor and (ii) use commercially reasonable efforts to cause such Demand Registration Statement to be declared effective by the SEC as soon as practical thereafter. To the extent requested by the Initiating Holders, the Demand Registration Statement shall allow the offer and sale of the Registrable Securities on a continuous basis pursuant to Rule 415 under the Securities Act, unless the Company is not eligible to use a form which allows such offer and sale in which case the Demand Registration Statement shall allow such offer and resale for so long a period as permitted by the Securities Act and the rules thereunder.
2.4Number of and Restrictions on Demand Registrations. Subject to the limitations of Sections 2.3 and 4.1(m), the Holders collectively shall be entitled to effect one (1) Demand Registration hereunder, provided that the total number of Demand Registrations effected hereunder shall not exceed either (i) four (4) Demand Registrations in the aggregate or (ii) two (2) Demand Registrations in any 12-month period. A Registration Statement shall not count as a permitted Demand Registration unless and until it has become effective, unless the Initiating Holders withdraw their request for such registration, forfeit their right to one (1) Demand Registration pursuant to this Section 2.4, in which case such withdrawn registration statement shall be counted as “effected” for purposes of this Section 2.4. Subject to Section 2.6, no Holder shall be entitled to request a Demand Registration (i) if the Registration Statement pursuant to Section 2.1 is effective and not subject to suspension permitted under Section 4.1(m) hereof or (ii) if there is an effective Demand Registration Statement which permits the offer and sale of the Registrable Securities on a continuous basis under Rule 415. Further, no Holder shall be entitled to request a Demand Registration at any time when the Company is diligently pursuing a primary or secondary underwritten offering.
2.5Priority on Demand Registrations. The Company may include securities other than Registrable Securities in a Demand Registration for any accounts (including for the account of the Company) on the terms provided below; and if such Demand Registration is an underwritten offering, such securities may be included only with the consent of the managing
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underwriters of such offering. If the managing underwriters of the requested Demand Registration advise the Company and the Initiating Holder that in their opinion the number of securities proposed to be included in the Demand Registration exceeds the number of securities which can be sold in such underwritten offering without materially delaying or jeopardizing the success of the offering (including the price per share of any Shares proposed to be sold in such underwritten offering), the Company shall include in such Demand Registration (i) first, the number of Registrable Securities that the Initiating Holder proposes to sell, and (ii) second, the number of securities proposed to be included therein by any other Persons (including securities to be sold for the account of the Company) allocated among such Persons in such manner as the Company may determine. If the number of securities which can be sold is less than the number of securities proposed to be registered pursuant to clause (i) above by the Initiating Holder, the number of securities to be sold shall be allocated to the Initiating Holder in their entirety.
2.6Effective Period of Demand Registration. Upon the date of effectiveness of the Demand Registration and if such offering is priced promptly on or after such date, the Company shall use commercially reasonable efforts to keep such Demand Registration Statement effective for sale on a continuous basis under Rule 415, or if such rule is unavailable to the Company, for a period equal to one hundred eighty (180) days from such date (or such longer period as in the opinion of counsel for the underwriters a Prospectus is required by law to be delivered in connection with sale of Registrable Securities by an underwriter or dealer) or such shorter period which shall terminate when all of the Registrable Securities covered by such Demand Registration have been sold by the Initiating Holder. If the Company shall withdraw the Demand Registration pursuant to Section 4.1(m) before the end of such period, the Initiating Holder shall be entitled to a replacement Demand Registration which shall be subject to all of the provisions of this Agreement. A Demand Registration shall not count as the one permitted Demand Registration hereunder if after the Registration Statement has become effective, such Registration Statement or the related offer, sale or distribution of Registrable Securities thereunder becomes the subject of any stop order, injunction or other order or restriction imposed by the SEC or any other governmental agency or court for any reason not attributable to the Initiating Holder or its Affiliates and such interference is not thereafter eliminated so as to permit the completion of the contemplated distribution of Registrable Securities, and as a result, less than seventy five percent (75%) of the Registrable Securities covered by the Registration Statement are sold by the Initiating Holder pursuant to such Registration Statement.
ARTICLE III
PIGGYBACK REGISTRATIONS
3.1 Right to Piggyback. Until the expiration of the Effectiveness Period, in the event the Registration Statement covering all Registrable Securities is not effective, whenever the Company proposes to register any Shares under the Securities Act (other than on a registration statement on Form S-8, F-8, S-4 or F-4), whether for its own account or for the account of one or more holders of securities, and the form of registration statement to be used may be used for any registration of Registrable Securities (a “Piggyback Registration”), the Company shall give written notice to the Holders of its intention to effect such a registration and, subject to Sections 3.2 and 3.3, shall include in such registration statement and in any offering of Shares to be made pursuant to that registration statement all Registrable Securities with respect to which the Company has received a written request for inclusion therein from a Holder within ten (10) days after such Holder’s receipt of the Company’s notice or, in the case of a primary offering, such shorter time as is reasonably specified by the Company in light of the circumstances. The Company shall have no obligation to proceed with any Piggyback Registration and may abandon, terminate and/or withdraw such registration for any reason at any time prior to the pricing thereof. Any Holder may elect to withdraw its request for inclusion of Registrable Securities in any Piggyback Registration by giving written notice to the Company of such request to withdraw at least five (5) days prior to the effectiveness of such Registration Statement
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or prior to the pricing of the applicable offering. No registration effected under this Section 3 shall relieve the Company of its obligations to effect any registration of the sale of Registrable Securities under Article II and no registration effected pursuant to this Section 3 shall be deemed to have been effected pursuant to Section 2.3.
3.2Priority on Primary Piggyback Registrations. If a Piggyback Registration is initiated as a primary underwritten offering on behalf of the Company and the managing underwriters advise the Company and the Holders (if any Holders have elected to include Registrable Securities in such Piggyback Registration) that in their good faith opinion the number of securities proposed to be included in such offering exceeds the number of securities which can be sold in such offering without materially delaying or jeopardizing the success of the offering (including the price per security proposed to be sold in such offering), the Company shall include in such registration and offering (i) first, the number of Shares that the Company proposes to sell, and (ii) second, the number of securities requested to be included therein by holders of securities, including the Holders (if any Holders have elected to include Registrable Securities in such Piggyback Registration), pro rata (as nearly as practicable) among all participating holders on the basis of the number of securities requested to be included therein by all such holders or as such holders and the Company may otherwise agree.
3.3 Priority on Secondary Piggyback Registrations. If a Piggyback Registration is initiated as an underwritten registration on behalf of a holder of securities other than a Holder and the managing underwriters advise the Company that in their good faith opinion the number of securities proposed to be included in such registration exceeds the number of securities which can be sold in such offering without materially delaying or jeopardizing the success of the offering (including the price per security proposed to be sold in such offering), then the Company shall include in such registration (i) first, the number of securities requested to be included therein by the holder(s) requesting such registration (including any Initiating Holders), (ii) second, the number of securities requested to be included therein by other holders of securities including any other Holders (if any other Holders have elected to include Registrable Securities in such Piggyback Registration), pro rata (as nearly as practicable) among participating holders on the basis of the number of securities requested to be included therein by such holders or as such holders and the Company may otherwise agree and (iii) third, the number of securities that the Company proposes to sell.
3.4 Basis of Participation. The Holders may not sell Registrable Securities in any offering pursuant to a Piggyback Registration unless it (i) agrees to sell such Registrable Securities on the same basis provided in the underwriting or other distribution arrangements approved by the Company and that apply to the Company and/or any other holders involved in such Piggyback Registration and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, lockups and other documents required under the terms of such arrangements.
3.5Selection of Underwriters. If any Piggyback Registration is a primary or secondary underwritten offering, subject to the terms and conditions of Section 2 hereof, the Company shall have the sole right to select the managing underwriter or underwriters to administer any such offering.
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ARTICLE IV
REGISTRATION PROCEDURES
4.1Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall:
(a)Prepare and file with the Commission on or prior to the Filing Date, a Registration Statement on Form S-3 (or if the Company is not then eligible to register for resale the Registrable Securities on Form S-3 such Registration Statement shall be on another appropriate form in accordance with the Securities Act and the rules and regulations promulgated thereunder) in accordance with the method or methods of distribution thereof as described on Annex A hereto, and use reasonable best efforts to cause the Registration Statement to become effective and remain effective as provided herein.
(b)Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective (subject to Section 4.1(m)) as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements, if necessary, in order to register for resale under the Securities Act all of the Registrable Securities; cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; respond promptly to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and promptly provide the Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement; and comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.
(c)At the time the Commission declares the Registration Statement effective, each Holder shall be named as a selling stockholder in the Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of Registrable Securities included in the Registration Statement in accordance with applicable law, subject to the terms and conditions hereof. From and after the date the Registration Statement is declared effective, any Holder not named as a selling stockholder in the Registration Statement at the time of effectiveness may request that the Company amend or supplement the Registration Statement to include such Holder as a selling stockholder, and the Company shall, as promptly as practicable and in any event upon the later of (x) ten (10) Business Days after such date or (y) ten (10) Business Days after the expiration of any Suspension Period (as defined in Section 4.1(m)) that is either in effect or put into effect within ten (10) Business Days of such date:
(i)if required by applicable law, prepare and file with the Commission a post-effective amendment to the Registration Statement or prepare and, if required by applicable law, file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file with the Commission any other required document so that the Holder is named as a selling stockholder in the Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of such Holder’s Registrable Securities included in the Shelf Registration Statement in accordance with applicable law and, if the Company shall file a post-effective amendment to the Registration Statement, use its reasonable best efforts to cause such post-effective amendment to be declared effective under the
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Securities Act as promptly as is practicable, but in any event by the date that is sixty (60) days after the date such post-effective amendment is required by this clause to be filed;
(ii)provide such Holder copies of any documents filed pursuant to Section 4.1(c)(i); and
(iii)notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 4.1(c)(i);
(d)Promptly notify the Holders of Registrable Securities (i)(A) when a Registration Statement, a Prospectus or any Prospectus supplement or pre- or post-effective amendment to the Registration Statement is filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement, and if requested by such Holders, furnish to them a copy of such comments and the Company’s responses thereto and (C) with respect to the Registration Statement or any post-effective amendment filed by the Company, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information of the Company; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities of the Company for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
(e)Use reasonable best efforts to avoid the issuance of, and, if issued, to obtain the withdrawal of, (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any U.S. jurisdiction.
(f)If requested by the Holders of a majority of the Registrable Securities, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as such Holders reasonably request to be included therein unless the inclusion of such information would reasonably be expected to expose the Company to liability under federal and state securities laws and regulations and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment.
(g)Furnish to each Holder, without charge and upon request, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, and, to the extent requested by such Person, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission, provided, that the Company shall have no obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system.
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(h)Promptly deliver to each Holder, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto to the extent permitted by federal and state securities laws and regulations.
(i)Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities of the Company to be sold pursuant to a Registration Statement.
(j)Upon the occurrence of any event contemplated by Section 4.1(d)(v), as promptly as practicable prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
(k)Use reasonable best efforts to cause all Registrable Securities relating to the Registration Statement to be listed on the Nasdaq Stock Market, LLC or any subsequent securities exchange, quotation system or market, if any, on which similar securities issued by the Company are then listed or traded.
(l)The Company may require each selling Holder to furnish to the Company information regarding such Holder and the distribution of such Registrable Securities as is required by law to be disclosed in the Registration Statement, and the Company may exclude from such registration the Registrable Securities of any such Holder who fails to furnish such information within fifteen (15) days after receiving such request.
(m)The Company shall be entitled to delay the filing or effectiveness of, or suspend the use of, the Registration Statement if it determines that in order for the Registration Statement not to contain a material misstatement or omission, (i) an amendment thereto would be needed to include information that would at that time not otherwise be required in a current, quarterly, or annual report under the Exchange Act, (ii) the negotiation or consummation of a transaction by the Company or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event that the Board reasonably believes would require additional disclosure by the Company in the Registration Statement of material information that the Company has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Registration Statement would be expected, in the reasonable determination of the Board to cause the Registration Statement to fail to comply with applicable disclosure requirements, or (iii) an amendment thereto so as to convert the Registration Statement to a Registration Statement on Form S-3 at such time after the Company becomes eligible to use such Form S-3 (each such circumstance, a “Suspension Event”); provided, however, that the Company may not delay or suspend the Registration Statement on more than two occasions or for more than sixty (60) consecutive days, or more than ninety (90) total days, in each case during any twelve-month period; provided however that no such postponement or suspension by the Company shall be permitted for more than one sixty (60) day period, arising out of the same set of facts, circumstances or transactions. Any period during which the Company has delayed a filing, an effective date or an offering pursuant to this Section 4 is herein called a “Suspension Period.” The Company shall provide prompt written notice to participating Holders of the commencement and termination of any Suspension Period (and any withdrawal of a registration
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statement pursuant to this Section 4.1(m)), but shall not be obligated under this Agreement to disclose the reasons therefor. Holders shall keep the existence of each Suspension Period confidential and refrain from making offers and sales of Registrable Securities (and direct any other Persons making such offers and sales to refrain from doing so) during each Suspension Period under the applicable Registration Statement.
(n)The Company shall use reasonable best efforts to register or qualify, or cooperate with the Holders of the Registrable Securities included in the Registration Statement in connection with the registration or qualification of, the resale of the Registrable Securities under applicable securities or “blue sky” laws of such states of the United States as any such Holder requests in writing and to do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action that would subject it to general service of process or to taxation in any jurisdiction to which it is not then so subject.
(o)The Company will comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the registration and will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the Company’s first fiscal quarter commencing after the effective date of the Registration Statement.
(p)In the case of an underwritten offering in which the Holders participate, the Company will enter into an underwriting agreement, containing customary provisions (including provisions for indemnification, lockups, opinions of counsel and comfort letters), and take all such other customary and reasonable actions as the managing underwriters of such offering may request in order to facilitate the disposition of such Registrable Securities (including, making appropriate personnel of the Company available at reasonable times and places to assist in customary road-shows that the managing underwriters determine are necessary or advisable to effect the offering).
(q)In the case of an underwritten offering in which the Holders participate, and to the extent not prohibited by applicable law, the Company will (A) make reasonably available, for inspection by the managing underwriters of such offering and one attorney and accountant acting for such managing underwriters, pertinent corporate documents and financial and other records of the Company and its subsidiaries and controlled Affiliates (but excluding any documents incorporated by reference in such Registration Statement, amendments or supplements that are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval system (or any successor system)), (B) cause the Company’s officers and employees to supply information reasonably requested by such managing underwriters or attorney in connection with such offering, (C) make the Company’s independent accountants available for any such underwriters’ due diligence and have them provide customary comfort letters to such underwriters in connection therewith; and (D) cause the Company’s counsel to furnish customary legal opinions to such underwriters in connection therewith; provided, however, that such records and other information shall be subject to such confidential treatment as is customary for underwriters’ due diligence reviews.
4.2Holder Obligations.
(a)At least five (5) Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Holder in writing of the information the
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Company requires from each such Holder if such Holder elects to have any of such Holder’s Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Holder that (i) such Holder furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the effectiveness of the registration of such Registrable Securities, and (ii) the Holder execute such documents in connection with such registration as the Company may reasonably request.
(b)Each Holder covenants and agrees by its acquisition of such Registrable Securities that (i) it will not sell any Registrable Securities under the Registration Statement until it has received copies of the Prospectus as then amended or supplemented as contemplated in Section 4.1(h) and notice from the Company that such Registration Statement and any post-effective amendments thereto have become effective as contemplated by Section 4.1(d) and (ii) it and its officers, directors or Affiliates, if any, will comply with the prospectus delivery requirements of the Securities Act as applicable to them in connection with sales of Registrable Securities pursuant to the Registration Statement.
(c)Upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 4.1(d)(ii), 4.1(d)(iii), 4.1(d)(iv), 4.1(d)(v) or 4.1(m), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 4.1(j), or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.
(d)Such Holder is bound by the “Lock Up” provisions of Section 4.1 of the Purchase Agreement and notwithstanding any provision of this Agreement, such Holder will not sell, transfer, pledge, lend, offer or otherwise dispose of any Registrable Securities except in compliance with Section 4.1 of the Purchase Agreement.
ARTICLE V
REGISTRATION EXPENSES
5.1Registration Expenses. All reasonable fees and expenses incident to the performance of or compliance with this Agreement by the Company (excluding underwriters’ discounts and commissions and all fees and expenses of legal counsel, accountants and other advisors for the Purchasers except as specifically provided below), except as and to the extent specified in this Section 5.1, shall be borne by the Company whether or not a Registration Statement is filed by the Company or becomes effective and whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Nasdaq Stock Market, LLC and each other securities exchange or market on which Registrable Securities are required hereunder to be listed, (B) with respect to filings required to be made by the Company with the Financial Industry Regulatory Authority and (C) in compliance with state securities or Blue Sky laws by the Company or with respect to Registrable Securities, (ii) messenger, telephone and delivery expenses, (iii) fees and disbursements of counsel for the Company, (iv) Securities Act liability insurance, if the Company so desires such insurance, and (v) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, the Company’s independent public accountants). In addition, the Company shall be responsible
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for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any underwriting, broker or similar fees or commissions of the Purchasers or, except to the extent provided for above or in the Transaction Documents, any legal fees or other costs of the Purchasers.
ARTICLE VI
INDEMNIFICATION
6.1Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, its permitted assignees, officers, directors, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of the Company’s common stock), underwriters, investment advisors and employees, each Person who controls any such Holder or permitted assignee (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, and the respective successors, assigns, estate and personal representatives of each of the foregoing, to the fullest extent permitted by applicable law, from and against any and all claims, losses, damages, liabilities, penalties, judgments, costs (including, without limitation, costs of investigation) and expenses (including, without limitation, reasonable attorneys’ fees and expenses) (collectively, “Losses”), arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus, as supplemented or amended, if applicable, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except (i) to the extent, but only to the extent, that such untrue statements or omissions or alleged untrue statements or omissions are based upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use in such Registration Statement, such Prospectus or in any amendment or supplement thereto or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was furnished in writing by such Holder expressly for use therein (it being understood that each Holder has approved Annex A hereto for this purpose); or (ii) in the case of an occurrence of an event of the type specified in Section 4.1(d)(ii)-(v), the use by a Holder of an outdated or defective Prospectus, but only if and to the extent that following such receipt the misstatement or omission giving rise to such Loss would have been corrected; provided, however, that the indemnity agreement contained in this Section 6.1 shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. The Company shall notify such Holder promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 6.3(a) hereof) and shall survive the transfer of the Registrable Securities by the Holder.
6.2Indemnification by Holders. Each Holder and its permitted assignees shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, and the respective successors, assigns, estate and personal representatives of each of the foregoing, to the fullest extent permitted by applicable
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law, from and against all Losses, as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, as supplemented or amended, if applicable, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission or alleged untrue statement or omission is contained in or omitted from any information regarding such Holder furnished in writing to the Company by such Holder expressly for use in therein, and that such information was reasonably relied upon by the Company for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was furnished in writing by such Holder expressly for use therein (it being understood that each Holder has approved Annex A hereto for this purpose); provided however, that in no event shall a Holder’s liability pursuant to this Subsection 5.2, exceed the proceeds from the offering received by such Holder, except in the case of willful misconduct or fraud by such Holder.
6.3Conduct of Indemnification Proceedings.
(a)If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.
(b)An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel (which shall be reasonably acceptable to the Indemnifying Party) that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, the Indemnifying Party shall be responsible for reasonable fees and expenses of no more than one counsel (together with appropriate local counsel) for the Indemnified Parties). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is or could have been a party, unless such settlement (i) includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any Indemnified Party.
(c)All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the
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Indemnified Party, as incurred, within twenty (20) Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).
6.4Contribution.
(a)If a claim for indemnification under Section 6.1 or 6.2 is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6.3, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.
(b)The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.4 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
(c)The indemnity and contribution agreements contained in this Article VI are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.
ARTICLE VII
RULE 144
7.1Rule 144. As long as any Holder owns any Registrable Securities, the Company covenants to use its commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. The Company further covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Person to sell the Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including providing any legal opinions relating to such sale pursuant to Rule 144. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.
    14.

ARTICLE VIII
MISCELLANEOUS
8.1Effectiveness. The Company’s obligations hereunder shall be conditioned upon the occurrence of the Closing under the Purchase Agreement, and this Agreement shall not be effective until such Closing. If the Purchase Agreement shall be terminated prior to the Closing, then this Agreement shall be void and of no further force or effect (and no party hereto shall have any rights or obligations with respect to this Agreement).
8.2Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each non-breaching Holder and Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.
8.3Entire Agreement; Amendment. This Agreement and the other Transaction Documents contain the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein or therein, neither the Company nor any Holder make any representation, warranty, covenant or undertaking with respect to such matters, and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein. This Agreement and any term hereof may be amended, terminated or waived only with the written consent of the Company and the Holders of at least a majority of all outstanding Registrable Securities then held by all Holders. Any amendment or waiver effected in accordance with this Section 8.3 shall be binding upon each Holder (and their permitted assigns).
8.4No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company’s securities under any agreement in effect on the date hereof.
8.5Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section prior to 4:00 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section on a day that is not a Trading Day or later than 4:00 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of deposit with a nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses, facsimile numbers and email addresses for such notices and communications are those set forth below, or such other address or facsimile number as may be designated in writing hereafter, in the same manner, by any such Person:
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If to the Company:	Exicure, Inc.
2430 N. Halsted St.
Chicago, IL 60614
Attention: Chief Executive Officer
Email: mschroff@exicuretx.com

with copies (which copies	Cooley LLP
shall not constitute notice	500 Boylston Street
to the Company) to:	Boston, MA 02116
Attention: Marc Recht
Email: mrecht@cooley.com

If to the Purchasers:	To their respective addresses as set forth on Schedule 1 hereto.

8.6Waivers. No waiver by either party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.
8.7Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns and shall inure to the benefit of each Holder and its successors and assigns. The Company may not assign this Agreement or any of its rights or obligations hereunder without the prior written consent of the Holders of at least a majority of all Registrable Securities then outstanding.
8.8Assignment of Registration Rights. The rights of each Holder hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be assignable by each Holder of all or a portion of the Registrable Securities if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the Registrable Securities with respect to which such registration rights are being transferred or assigned to such transferee or assignee, (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignees is restricted under the Securities Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement, and (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement. The rights to assignment shall apply to the Holders (and to subsequent) successors and assigns.
8.9Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
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8.10Termination. This Agreement shall terminate at the end of the Effectiveness Period, except that Articles IV and V and this Article VII shall remain in effect in accordance with their terms.
8.11Governing Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the Delaware Chancery Court (or, if the Delaware Chancery Court shall be unavailable, then any federal court of the United States of America sitting in the State of Delaware) for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. If any party hereto shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then, the prevailing party in such action or proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.
8.12Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.
8.13Severability. If any provision hereof should be held invalid, illegal or unenforceable in any respect, then, to the fullest extent permitted by law, (a) all other provisions hereof shall remain in full force and effect and shall be liberally construed in order to carry out the intentions of the parties as nearly as may be possible and (b) the parties shall use their best efforts to replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s) which, insofar as practical, implement the purposes of such provision(s) in this Agreement.
8.14Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.
[SIGNATURE PAGES TO FOLLOW]

    17.

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized officers as of the date first above written.
COMPANY:
EXICURE, INC.
By: /s/ Matthias Schroff
Matthias Schroff, Ph.D.
Chief Executive Officer

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized officers as of the date first above written.
PURCHASERS:

CBI USA, Inc.

By: /s/ Kyungwon Oh

Name: Kyungwon Oh
    (print)

Title:    Chief Executive Officer

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized officers as of the date first above written.
PURCHASERS:

Abingworth Bioventures VII LP acting by its Manager Abingworth LLP

By: /s/ John Heard

Name: John Heard
    (print)

Title:    Partner, General Counsel

[Signature Page to Registration Rights Agreement]

SCHEDULE 1
SCHEDULE OF PURCHASERS

Name of Purchaser and Address/Contact Information	Number of Shares Purchased	Aggregate Purchase Price
CBI USA, Inc. 3000 Western Ave, Suite 400 Seattle, WA 98121 Telephone No.: Facsimile No.: E-mail Address: Attention:	24,548,985	$4,755,138.39
Abingworth Bioventures VII LP Princes House 38 Jermyn Street London, England SW1Y 6DN Telephone No.: Facsimile No.: E-mail Address: Attention: General Counsel	1,472,126	$285,150.72

ANNEX A
PLAN OF DISTRIBUTION
The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock previously issued or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. The selling stockholders may sell their shares of our common stock pursuant to this prospectus at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:

•ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;
•block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;
•purchases by a broker-dealer as principal and resale by the broker-dealer for its account;
•an exchange distribution in accordance with the rules of the applicable exchange;
•privately negotiated transactions;
•short sales;
•through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;
•broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;
•a combination of any such methods of sale; and
•any other method permitted pursuant to applicable law.
The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering.

The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be “underwriters” within the meaning of Section 2(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act. Selling stockholders who are “underwriters” within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.

To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates. In addition, we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

We have agreed with the selling stockholders to keep the registration statement of which this prospectus constitutes a part effective until such time as the shares offered by the selling stockholders have been effectively registered under the Securities Act and disposed of in accordance with such registration statement, the shares offered by the selling stockholders have been disposed of pursuant to Rule 144 under the Securities Act or the shares offered by the selling stockholders may be resold pursuant to Rule 144 without restriction or limitation (including without the requirement to be in compliance with Rule 144(c)(1)) or another similar exemption under the Securities Act.

ANNEX B
SELLING STOCKHOLDER NOTICE AND QUESTIONNAIRE
EXICURE, Inc.
Selling Stockholder Notice and Questionnaire
The undersigned beneficial owner of common stock, $0.0001 par value per share (the “Common Stock”), of Exicure, Inc. (the “Company”), (the “Registrable Securities”) understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of         , 2022 (the “Registration Rights Agreement”), among the Company and the Purchasers named therein. The purpose of this Questionnaire is to facilitate the filing of the Registration Statement under the Securities Act that will permit you to resell the Registrable Securities in the future. The information supplied by you will be used in preparing the Registration Statement. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.
Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the related Prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the related Prospectus.
NOTICE
The undersigned beneficial owner (the “Selling Stockholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) in the Registration Statement.
QUESTIONNAIRE
1.    Name.
(a)    Full Legal Name of Selling Stockholder

(b)    Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c)    Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2.    Address for Notices to Selling Stockholder:

Telephone:
Fax:
Contact Person:
E-mail address of Contact Person:
3.    Beneficial Ownership of Registrable Securities:
(a)    Type and Number of Registrable Securities beneficially owned:

4.    Broker-Dealer Status:
(a)    Are you a broker-dealer?
Yes No
Note:    If yes, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.
(b)    Are you an affiliate of a broker-dealer?
Yes No
Note:    If yes, provide a narrative explanation below:

(c)    If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?
Yes No
Note:    If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.
5.    Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder.
Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.
(a)    As of ___________, 202___, the Selling Stockholder owned outright (including shares registered in Selling Stockholder’s name individually or jointly with others, shares held in the name of a bank, broker, nominee, depository or in “street name” for its account),

_________ shares of the Company’s capital stock (excluding the Registrable Securities). If “zero,” please so state.
(b)    In addition to the number of shares Selling Stockholder owned outright as indicated in Item 5(a) above, as of ________________, 202___, the Selling Stockholder had or shared voting power or investment power, directly or indirectly, through a contract, arrangement, understanding, relationship or otherwise, with respect to ______________ shares of the Company’s capital stock (excluding the Registrable Securities). If “zero,” please so state.
If the answer to Item 5(b) is not “zero,” please complete the following tables:
Sole Voting Power:

Number of Shares	Nature of Relationship Resulting in Sole Voting Power

Shared Voting Power:

Number of Shares	With Whom Shared	Nature of Relationship

Sole Investment power:

Number of Shares	Nature of Relationship Resulting in Sole Investment Power

Shared Investment power:

Number of Shares	With Whom Shared	Nature of Relationship

(c)    As of _____________, 202___, the Selling Stockholder had the right to acquire the following shares of the Company’s common stock pursuant to the exercise of outstanding stock options, warrants or other rights (excluding the Registrable Securities). Please describe the number, type and terms of the securities, the method of ownership, and whether the undersigned holds sole or shared voting and investment power. If “none”, please so state.

6.    Relationships with the Company:
Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.
State any exceptions here:

7.    Plan of Distribution:
The undersigned has reviewed the form of Plan of Distribution attached as Annex A to the Registration Rights Agreement, and hereby confirms that, except as set forth below, the information contained therein regarding the undersigned and its plan of distribution is correct and complete.
State any exceptions here:

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The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the effective date of any applicable Registration Statement filed pursuant to the Registration Rights Agreement.
By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 7 and the inclusion of such information in each Registration Statement filed pursuant to the Registration Rights Agreement and each related Prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of any such Registration Statement and the related Prospectus.
By signing below, the undersigned acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M. The undersigned also acknowledges that it understands that the answers to this Questionnaire are furnished for use in connection with Registration Statements filed pursuant to the Registration Rights Agreement and any amendments or supplements thereto filed with the Commission pursuant to the Securities Act.
The undersigned hereby acknowledges and is advised of the following Interpretation A.65 of the July 1997 SEC Manual of Publicly Available Telephone Interpretations regarding short selling:
“A Company filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling shareholders wanted to do a short sale of common stock

“against the box” and cover the short sale with registered shares after the effective date. The Company was advised that the short sale could not be made before the registration statement become effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”
By returning this Questionnaire, the undersigned will be deemed to be aware of the foregoing interpretation.
I confirm that, to the best of my knowledge and belief, the foregoing statements (including without limitation the answers to this Questionnaire) are correct.
IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner: By: Name: Title: